                                 SCHEDULE 14A
                                (Rule 14a-101)
                   INFORMATION REQUIRED IN PROXY STATEMENT

                           SCHEDULE 14A INFORMATION
          Proxy Statement Pursuant to Section 14(a) of the Securities
                             Exchange Act of 1934

Filed by the Registrant [X]

Filed by a Party other than the Registrant [_]

Check the appropriate box:

[X]  Preliminary Proxy Statement         [_]  Confidential for Use of the
                                              Commission Only (as permitted
                                              by Rule 14a-6(e)(2))
[_]  Definitive Proxy Statement

[_]  Definitive Additional Materials

[_]  Soliciting Material Pursuant to Rule 14a-11(c) or Rule 14a-12


                        MCNAUGHTON APPAREL GROUP INC.
--------------------------------------------------------------------------------
               (Name of Registrant as Specified in its Charter)
--------------------------------------------------------------------------------

   (Name of Person(s) Filing Proxy Statement, if Other Than the Registrant)


Payment of Filing Fee (Check the appropriate box):

[X]  No fee required.

[_]  Fee computed on table below per Exchange Act Rules 14a-6(i)(4) and 0-11.


     (1) Title of each class of securities to which transaction applies:

     -------------------------------------------------------------------------


     (2) Aggregate number of securities to which transaction applies:

     -------------------------------------------------------------------------


     (3) Per unit price or other underlying value of transaction computed pursuant to Exchange Act Rule 0-11 (set forth the amount on which the filing fee is calculated and state how it was determined):

     -------------------------------------------------------------------------


     (4) Proposed maximum aggregate value of transaction:

     -------------------------------------------------------------------------


     (5) Total fee paid:

     -------------------------------------------------------------------------

[_]  Fee paid previously with preliminary materials.

     -------------------------------------------------------------------------

[_]  Check box if any part of the fee is offset as provided by Exchange
     Act Rule 0-11(a)(2) and identify the filing for which the offsetting fee was paid previously. Identify the previous filing by registration statement number, or the form or schedule and the date of its filing.

     (1) Amount previously paid:

     -------------------------------------------------------------------------


     (2) Form, Schedule or Registration Statement no.:

     -------------------------------------------------------------------------


     (3) Filing Party:

     -------------------------------------------------------------------------


     (4) Date Filed:

     -------------------------------------------------------------------------

                        MCNAUGHTON APPAREL GROUP INC.

                              ____________________

                    Notice of Annual Meeting of Stockholders
                           to be held March 13, 2000

                              ____________________

                                                        New York, New York
                                                        February 18, 2000

To the Holders of Common Stock
 of MCNAUGHTON APPAREL GROUP INC.:

     The Annual Meeting of the Stockholders of MCNAUGHTON APPAREL GROUP INC. (formerly Norton McNaughton, Inc., the "Company") will be held at the Company's Showroom at 1407 Broadway, 26th Floor, New York, New York on Monday, March 13, 2000 at 9:00 a.m. local time (the "Meeting") for the following purposes, as more fully described in the accompanying Proxy Statement:

    1.  To elect seven directors of the Company for the ensuing year;

    2. To consider and take action upon a proposal to approve an amendment to the McNaughton Apparel Group Inc. 1998 Long Term Incentive Plan;

    3. To consider and take action upon a proposal to approve an amendment to the Certificate of Incorporation to increase the Company's authorized number of shares of Common Stock from 20,000,000 shares to 30,000,000 shares;

    4. To consider and take action upon a proposal to ratify the Board of Director's selection of Ernst & Young LLP to serve as the Company's independent accountants for the Company's fiscal year ending November 4, 2000; and

    5. To transact such other business as may properly come before the Meeting or any adjournment or adjournments thereof.

     The close of business on February 1, 2000 has been fixed by the Board of Directors as the record date for the determination of the stockholders entitled to notice of, and to vote at, the Meeting. A list of the stockholders entitled to vote at the Meeting may be examined at the Company's executive offices located at 463 Seventh Avenue, New York, New York, during the ten-day period preceding the Meeting.

                                    By Order of the Board of Directors,

                                    Amanda J. Bokman, Secretary

     You are cordially invited to attend the Meeting in person. If you do not expect to be present, please mark, sign and date the enclosed form of Proxy and mail it in the enclosed return envelope, which requires no postage if mailed in the United States, so that your vote can be recorded.

                                PROXY STATEMENT

     This Proxy Statement, which will be mailed commencing on or about February 18, 2000 to the persons entitled to receive the accompanying Notice of Annual Meeting of Stockholders, is provided in connection with the solicitation of Proxies on behalf of the Board of Directors of McNaughton Apparel Group Inc. (formerly Norton McNaughton, Inc., the "Company") for use at the Annual Meeting of Stockholders, to be held on March 13, 2000 (the "Meeting"), and at any adjournment or adjournments thereof, for the purposes set forth in such Notice. The Company's executive offices are located at 463 Seventh Avenue, New York, New York 10018.

     At the close of business on February 1, 2000, the record date stated in the accompanying Notice, the Company had outstanding 7,472,395 shares of common stock, $0.01 par value (the "Common Stock"). Each outstanding share is entitled to one vote with respect to each matter to be voted on at the Meeting. The Company has no class or series of stock outstanding other than the Common Stock. A majority of the outstanding shares of Common Stock present in person or by proxy will constitute a quorum for the transaction of business at the Meeting.

     Directors are elected by plurality vote. Adoption of proposals 2 and 4 will require the affirmative vote of a majority of the shares of Common Stock present and entitled to vote thereon at the Meeting. Adoption of proposal 3 will require the affirmative vote of a majority of the issued and outstanding shares of Common Stock. Abstentions and broker non-votes (as hereinafter defined) will be counted as present for the purpose of determining the presence of a quorum. For the purpose of determining the vote required for approval of matters to be voted on at the Meeting, shares held by stockholders who abstain from voting will be treated as being "present" and "entitled to vote" on the matter and, thus, an abstention has the same legal effect as a vote against the matter. However, in the case of a broker non-vote or where a stockholder withholds authority from his proxy to vote the proxy as to a particular matter, such shares will not be treated as "present" and "entitled to vote" on the matter and, thus, a broker non-vote or the withholding of a proxy's authority will have no effect on the outcome of the vote on the matter. A "broker non-vote" refers to shares of Common Stock represented at the Meeting in person or by proxy by a broker or nominee where such broker or nominee (i) has not received voting instructions on a particular matter from the beneficial owners or person entitled to vote and (ii) the broker or nominee does not have discretionary voting power on such matter.

Information Concerning Certain Stockholders
-------------------------------------------

          The stockholders (including any "group," as that term is used in Section 13(d)(3) of the Securities Exchange Act of 1934, as amended), who, to the knowledge of the Board of Directors of the Company, owned beneficially more than five percent of the Common Stock as of February 1, 2000, each director, each nominee for director, each executive officer of the Company named in the Summary Compensation Table who owned beneficially shares of Common Stock as of such date, and all directors, nominees for director and executive officers as a group, and their respective shareholdings as of such date (based upon information obtained from such persons) are set forth in the following table. Except as indicated in the footnotes to the table, all of such shares are owned with sole voting and investment power.



                                                                Shares of Common
                                                                  Stock Owned                          Percent
Name                                                              Beneficially                        Of Class
----                                                           ------------------                    -----------
Merrill Lynch & Co., Inc.                                            700,500(1)                         9.37%
Buckingham Capital Management Incorporated                           694,600(2)                         9.30%
Brinson Partners, Inc.                                               632,000(3)                         8.46%
Norton Sperling                                                      622,232(4)                         8.29%
Dimensional Fund Advisors Inc.                                       526,200(5)                         7.04%
Lincluden Management Limited                                         517,800(6)                         6.93%

Sanford Greenberg                                                    815,617(7)                        10.86%
Peter Boneparth                                                      660,100(8)                         8.17%
Stuart Bregman                                                       370,000(9)                         4.72%
Amanda J. Bokman                                                      47,333(10)                          *
Bradley P. Cost                                                       32,500(11)                          *
Robert C. Siegel                                                      23,333(12)                          *
Ben Mayo                                                               3,333(13)                          *
All Directors, Nominees and Executive Officers as a
 Group (seven persons)                                             1,952,216(14)                       22.77%

_____________________
*    Less than 1%.

(1) Information as to the holdings of Merrill Lynch & Co., Inc ("MLC"), on behalf of Merrill Lynch Asset Management Group ("AMG"), and Merrill Lynch Special Value Fund, Inc. ("SVF") is based upon a report on Schedule 13G filed with the Securities and Exchange Commission on February 4, 1999.
     Such report indicates that MLC, on behalf of AMG owns 700,500 shares with shared voting power and shared dispositive power and SVF owns 700,500 shares with shared voting power and shared dispositive power. Such report indicates that MLC is a parent holding company as defined in the Securities Exchange Act of 1934, as amended, AMG is an operational division of MLC consisting of MLC's indirectly owned asset management subsidiaries and SVF is an investment adviser registered under the Investment Advisers Act of 1940. MLC disclaims any beneficial ownership interest in such shares. The address for MLC and AMG is 250 Vesey Street, New York, New York 10381, and the address for SVF is 800 Scudders Mill Road, Plainsboro, New Jersey 08536.

(2) Information as to the holdings of Buckingham Capital Management Incorporated ("BCMI") and its affiliates is based upon a report on schedule 13G filed with the Securities and Exchange Commission on February 11, 1999. Such report indicates that 694,600 shares are owned by BCMI and its affiliates with sole voting power and sole dispositive power. Such report indicates that BCMI is an investment advisor registered under the Investment Advisers Act of 1940. The address for BCMI is 630 Third Avenue, Sixth Floor, New York, NY 10017.

(3) Information as to the holdings of Brinson Partners, Inc. ("BPI") and UBS AG ("UBS") is based upon a report on Schedule 13G filed with the Securities and Exchange Commission on February 16, 1999. Such report indicates that each of BPI and UBS owns 632,000 shares with shared voting power and shared dispositive power. Such report indicates that BPI is an investment adviser registered under the Investment Advisers Act of 1940 and UBS is a Bank, as defined in Section 3(a)(b) under the Securities Exchange Act of 1934, as amended (the "Act") pursuant to no action relief granted by the staff of the Securities and Exchange Commission. The address for BPI is 209 South LaSalle, Chicago, Illinois 60604. The address for UBS is Bahnhofstrasse 45 CH-8021, Zurich, Switzerland.

(4) Includes 35,000 shares issuable upon exercise of currently exercisable non-qualified stock options held by Mr. Sperling. The address for Mr. Sperling is 1025 Seawane Drive, Hewlett Harbor, New York 11557.

(5) Information as to the holdings of Dimensional Fund Advisors Inc. ("DFA") and its affiliates is based upon a report on Schedule 13G filed with the Securities and Exchange Commission on February 3, 2000. Such report indicates that 526,200 shares are owned by DFA and its affiliates with sole voting power and sole dispositive power. Such report indicates that DFA is an investment adviser registered under the Investment Advisers Act of 1940, and that DFA furnishes investment advice to four investment companies also registered under the Investment Advisors Act of 1940. DFA also serves as investment manager to certain other investment vehicles including commingled group trusts. In its role as an investment advisor and investment manager, DFA possesses both voting and investment power over the shares of the Company. DFA disclaims any beneficial ownership interest in the shares of the Company. The address for DFA is 1299 Ocean Avenue, 11th Floor, Santa Monica, California 90401.

(6) Information as to the holdings of Lincluden Management Incorporated ("Lincluden") and its affiliates is based upon a report on Schedule 13G filed with the Securities and Exchange Commission on February 16, 1999. Such report indicates that Lincluden and its affiliates own 517,800 shares with sole dispositive power. Such report indicates that 101,300 of the shares owned by Lincluden and its affiliates are owned with sole voting power and 416,500 are owned with shared voting power. Such report indicates that Lincluden is an investment advisor registered under the Investment Advisers Act of 1940. The address for Lincluden is 1275 North Service Road West, Suite 607, Oakville, Ontario, Canada L6M 3G4.

(7) Includes 40,000 shares issuable upon exercise of currently exercisable non-qualified stock options held by Mr. Greenberg.

(8) Includes 610,000 shares issuable upon exercise of currently exercisable non-qualified stock options held by Mr. Boneparth.

(9) Consists of 370,000 shares issuable upon exercise of currently exercisable non-qualified stock options held by Mr. Bregman.

(10) Consists of 47,333 shares issuable upon exercise of currently exercisable non-qualified stock options held by Ms. Bokman.

(11) Includes 27,500 shares issuable upon exercise of currently exercisable non-qualified stock options held by Mr. Cost.

(12) Includes 3,333 shares issuable upon exercise of currently exercisable non-qualified stock options held by Mr. Siegel.

(13) Consists of 3,333 shares issuable upon exercise of currently exercisable non-qualified stock options held by Mr. Mayo.

(14) Includes for all Directors, Nominees and Executive Officers an aggregate of 1,101,499 shares issuable upon exercise of currently exercisable non-qualified stock options.

     To the Company's knowledge, there have been no significant changes in stock ownership or control of the Company since February 1, 2000. The address for all directors, nominees for director and executive officers of the Company is c/o McNaughton Apparel Group Inc., 463 Seventh Avenue, New York, New York 10018.

                           I.  ELECTION OF DIRECTORS

          Seven directors are to be elected at the Meeting. It is the intention of each of the persons named in the accompanying form of Proxy to vote the shares of Common Stock represented thereby in favor of the seven nominees listed below, unless otherwise instructed in such Proxy. Each of the nominees is presently serving as a director. In case any nominee is unable or declines to serve, such persons reserve the right to vote the shares of Common Stock represented by such Proxy for another person duly nominated by the Board of Directors in such nominee's stead or, if no other person is so nominated, to vote such shares only for the remaining nominees. The Board of Directors has no reason to believe that any nominee named will be unable or will decline to serve.

          Certain information concerning the nominees for election as directors of the Company is set forth below. Such information was furnished by them to the Company.

     SANFORD GREENBERG, age 59, has been Chairman of the Board and a director of the Company since its founding in 1981. Mr. Greenberg served as Chief Executive Officer of the Company since its founding in 1981 until June 1999.

     PETER BONEPARTH, age 40, has been Chief Executive Officer of the Company since June 1999, and President and Chief Operating Officer of the Company since April 1997. Prior to that time, Mr. Boneparth was Executive Vice President and Senior Managing Director of Investment Banking for Rodman & Renshaw, Inc., an investment banking firm, from March 1995 to April 1997, and Managing Director of Investment Banking for Mabon Securities Corp., a financial services firm, from May 1989 to March 1995. Mr. Boneparth has been a director of the Company since March 1997.

     AMANDA J. BOKMAN, age 36, has been Vice President and Chief Financial Officer of the Company since June 1992, Secretary since March 1995, Treasurer since February 1996 and a director since January 1994. From 1987 to 1992, Ms. Bokman was employed by Tishman Speyer Properties as an associate in acquisitions and finance. From 1985 to 1987, Ms. Bokman was an audit professional with Arthur Andersen LLP.

     STUART BREGMAN, age 62, has been Chief Executive Officer of Miss Erika, Inc., a wholly owned subsidiary of the Company, since October 1997. Mr. Bregman served as Chairman of the Board and Chief Executive Officer of Miss Erika, Inc. prior to its acquisition by the Company since January 1991 and as President since January 1978. Mr. Bregman has been a director of the Company since October 1997.

     BRADLEY P. COST, age 46, has been a partner in the law firm of Torys, formerly Haythe & Curley, New York, New York, since January 1988. Mr. Cost has been a director of the Company since December 1995.

     BEN MAYO, age 67, has been a consultant to misses and junior apparel companies since May 1996. From 1977 to 1996, Mr. Mayo was employed by the Corporate Division of May Department Stores and from 1985 to 1996, served as Senior Vice President and General Merchandise Manager of Women's Sportswear. From 1956 to 1977, Mr. Mayo served in a variety of merchandising and management positions with various department and retail stores. Mr. Mayo has been a director of the Company since March 1999.

     ROBERT C. SIEGEL, age 63, has been the principal of Siegel Associates, a consultant for the apparel, footwear and retail industries, since December 1998, and has been Managing Director of Branded Products for Kurt Salmon Associates, Inc. since January 2000. From December 1993 to December 1998, Mr. Siegel served as Chairman of the Board, President and Chief Executive Officer of The Stride Rite Corporation. Previously, Mr. Siegel was President of the Dockers and Menswear divisions of Levi Strauss & Co., an apparel manufacturer and distributor, from 1964 to 1993. Mr. Siegel is a director of The Bon Ton Stores and Joe Boxer Corporation. Mr. Siegel has been a director of the Company since March 1999.

Meetings and Committees of the Board of Directors
-------------------------------------------------

          During the past fiscal year, the Board of Directors of the Company met five times. Each of the persons named above who were directors during fiscal 1999 attended at least 75% of the meetings of the Board of Directors and meetings of any Committees of the Board of Directors on which such person served which were held during the time that such person served.

          The Board of Directors of the Company has three standing committees: a Compensation Committee whose members during the fiscal year ended November 6, 1999 were Messrs. Cost, Mayo and Siegel; a Stock Option Committee whose members during the fiscal year ended November 6, 1999 were Messrs. Boneparth, Mayo and Siegel; and an Audit Committee whose members during the fiscal year ended November 6, 1999 were Messrs. Cost, Mayo and Siegel. The Company does not have a Nominating Committee and has established no procedures whereby nominees for directors may be recommended by stockholders.

          The Compensation Committee reviews and recommends remuneration arrangements for executive officers and for members of the Board of Directors and adopts compensation plans in which officers and directors are eligible to participate. The Stock Option Committee grants stock options under the Company's stock option plans and administers the Company's 1994 Stock Purchase Plan. The Audit Committee reviews the Company's internal accounting procedures and will consult with, and review the services provided by, the Company's independent auditors. The Compensation Committee met five times, the Audit Committee met four times and the Stock Option Committee met six times, including one time by unanimous written consent, during the fiscal year ended November 6, 1999.

Executive Compensation

          The following table sets forth information concerning the compensation paid or awarded to the Chief Executive Officer and each of the three other most highly compensated executive officers of the Company for the fiscal years ended November 6, 1999, October 31, 1998 and November 1, 1997.


                           SUMMARY COMPENSATION TABLE

                                                                    Annual Compensation
        Name and Principal                 Fiscal                 ------------------------                    All Other
             Position                       Year                  Salary             Bonus                   Compensation
             --------                     --------                ------             -----                   ------------
Peter Boneparth.....................         1999               $621,962            $150,000                 $     --
CEO, President and COO                       1998                500,000                  --                       --
                                             1997                250,000(1)               --                  250,000(2)

Sanford Greenberg..................          1999               $768,500(3)         $150,000                 $ 42,993(4)
Chairman of the Board                        1998                758,000(3)               --                   45,668(4)
                                             1997                898,693(3)               --                   53,488(4)

Stuart Bregman.....................          1999               $473,433            $751,309(5)              $     --
CEO of Miss Erika, Inc.                      1998                429,500             658,749(5)                    --
                                             1997                 36,708(6)               --                       --

Amanda J. Bokman.................            1999               $306,793            $ 50,000                 $     --
Vice President,                              1998                300,514                  --                       --
Chief Financial Officer,                     1997                293,842                  --                       --
Secretary and Treasurer

_____________________

(1) Represents salary for the fiscal year ended November 1, 1997 from the commencement of Mr. Boneparth's prior employment agreement on April 30, 1997.

(2) Signing bonus paid to Mr. Boneparth in connection with the execution of his prior employment agreement with the Company.

(3) Amounts include bonuses paid in connection with Mr. Greenberg's prior employment agreement with the Company.

(4) Amount includes the current dollar value of the benefit to such executive officer of premiums paid by the Company with respect to the split-dollar insurance arrangement, which benefit was determined by calculating the time value of money (using the applicable federal rate) of the premiums paid by the Company in the fiscal years ended November 6, 1999, October 31, 1998 and November 1, 1997 for the period from the date on which premiums were paid until March 2015 (which is the earliest date on which the split-dollar arrangement could terminate and premiums paid could be refunded to the Company).

(5) Bonuses paid pursuant to Mr. Bregman's employment agreement with Miss Erika. See "Employment Agreements" below.

(6) Represents salary for the fiscal year ended November 1, 1997 from the commencement of Mr. Bregman's employment agreement on September 30, 1997.

          On October 19, 1999, the Compensation Committee adopted the Company's Incentive Bonus Plan for Senior Officers. Pursuant to the Incentive Bonus Plan for Senior Officers, for any fiscal year beginning with the year ending November 4, 2000, senior officers of the Company, selected by the Compensation Committee, may receive bonuses based on the achievement of consolidated pre-tax income targets for such fiscal year established by the Compensation Committee at the beginning of such fiscal year. Mr. Boneparth and Ms. Bokman are the only officers of the Company eligible to receive bonuses under this Plan for the 2000 fiscal year.

          The following table sets forth the grants of stock options to the executive officers named in the Summary Compensation Table during the fiscal year ended November 6, 1999. The amounts shown for each of the named executive officers as grant date values are determined by the Black-Scholes option pricing model. Actual gains, if any, on option exercises and holdings of Common Stock are dependent on the future performance of the Common Stock and overall stock market conditions.

                       STOCK OPTION GRANTS IN FISCAL 1999

                               % of Total Options    Exercise
                                   Granted To         of Base                     Grant
                     Options      Employees in        Price     Expiration     Date Present
 Name                Granted      Fiscal 1999         ($/Sh)       Date          Value ($)
 ----                -------   ------------------    --------   ----------     ------------
Peter Boneparth      100,000            6.15%         $ 5.50     4/28/09        $3.821(1)
Sanford Greenberg     60,000            3.69%         $ 5.50     4/28/09        $3.821(1)
Stuart Bregman       180,000           11.06%         $7.625    11/05/09        $5.357(2)
Amanda J. Bokman      15,000            0.92%         $8.688     9/16/09        $5.695(3)

_____________________

The Company used the Black-Scholes option pricing model in determining grant date present value. However, options will have no realizable value unless, and then only to the extent that, the Common Stock price appreciates from the grant date to the exercise date. The following key assumptions used in the valuation are based upon historical experience and are not a forecast of future stock price performance or volatility or of future dividend policy:

     (1)  Grant Date:  April 28, 1999
          Dividend Yield:  N/A
          Volatility:  0.75
          Average Risk-Free Rate of Return:  5.24%
          Expected Exercise Period:  Six years

     (2)  Grant Date:  November 5, 1999
          Dividend Yield:  N/A
          Volatility:  0.75
          Average Risk-Free Rate of Return:  6.07%
          Expected Exercise Period:  Six years

     (3)  Grant Date:  September 16, 1999
          Dividend Yield:  N/A
          Volatility:  0.75
          Average Risk-Free Rate of Return:  6.03%
          Expected Exercise Period:  Five years

          The following table sets forth the number and value of options and warrants held by the executive officers of the Company named in the Summary Compensation Table at November 6, 1999. None of such executive officers exercised options or warrants during the fiscal year ended November 6, 1999.

                   FISCAL YEAR END OPTION AND WARRANT VALUES

                                   Number of Unexercised                      Value of Unexercised In-the-Money
                                    Options and Warrants                             Options and Warrants
                                  at 1999 Fiscal Year End(#)                    at 1999 Fiscal Year End ($)(1)
                                  --------------------------                 ------------------------------------
       Name                Exercisable                Unexercisable          Exercisable            Unexercisable
       ----                -----------                -------------          -----------            -------------
Peter Boneparth              610,000                     200,000             $1,290,000                $425,000
Sanford Greenberg             40,000                      60,000                 20,305                 127,500
Stuart Bregman               370,000                          --                669,350                      --
Amanda J. Bokman              47,333                      67,667                 46,166                  44,139

_____________________

(1) In-the-money options and warrants are those where the fair market value of the underlying Common Stock exceeds the exercise price of the option or warrant. The value of in-the-money options and warrants is determined in accordance with regulations of the Securities and Exchange Commission by subtracting the aggregate exercise price of the option or warrant from the aggregate year-end value of the underlying Common Stock.

Compensation of Directors
-------------------------


          The Company's policy is to pay directors who are not employees of the Company an annual fee of $20,000, payable quarterly, and to reimburse each such director for out-of-pocket expenses incurred in attending meetings of the Board of Directors and Committees of the Board. In addition, on April 15th of each year, each non-employee director receives 5,000 ten-year options to purchase Common Stock under the Company's Stock Option Plan for Non-Employee Directors. These options have an exercise price of the fair market value of the Common Stock on the date of grant and are exercisable in cumulative annual installments of 50% of the shares covered thereby beginning one year from the date of grant.

Employment Agreements
---------------------

          Norton McNaughton of Squire, Inc., a wholly owned subsidiary of the Company ("Squire"), has Employment Agreements with Peter Boneparth, Sanford Greenberg, Amanda J. Bokman and three other executives of Squire. Miss Erika, Inc., a wholly owned subsidiary of the Company ("Miss Erika"), has Employment Agreements with Stuart Bregman and Howard Zwilling and three other executives of Miss Erika. Jeri-Jo Knitwear, Inc., a wholly owned subsidiary of the Company ("Jeri-Jo"), has Employment Agreements with Susan Schneider, Leslie Schneider and Scott Schneider.

          On June 7, 1999, Squire entered into an Amended and Restated Employment Agreement with Mr. Boneparth to serve as Chief Executive Officer, President and Chief Operating Officer of the Company. The Amended and Restated Employment Agreement will terminate on November 1, 2003 and provides that Mr. Boneparth will receive a base salary of $754,000 and is eligible to receive annual bonuses as determined by the Compensation Committee of the Board of Directors. See "Executive Compensation" above. In addition, the Amended and Restated Employment Agreement provides that Squire will retain Mr. Boneparth as a consultant for the one-year period following termination of the Amended and Restated Employment Agreement, unless Squire has offered to extend the term for at least one year prior to November 1, 2003 (other than in the case of termination for Due Cause, as defined therein). Under this consulting agreement, Mr. Boneparth would be entitled to receive consulting fees of (i) $62,500 per month or (ii) the compensation rate per month in effect at the end of the term of the Amended and Restated Employment Agreement if it shall have been amended prior to effective time of the consulting agreement. Under Mr. Boneparth's original employment agreement (entered into in April 1997), the Company granted options to Mr. Boneparth to purchase an aggregate of 700,000 shares of Common Stock at an exercise price of $5.50 per share, which was the fair market value of the Common Stock on the date of grant. These options vest over the term of the Employment Agreement, with an acceleration of the vesting if certain target stock prices are attained. Under the Employment Agreement, 100,000 options vested on April 30, 1997; an additional 250,000 options vested on December 10, 1998; an additional 250,000 options vested on December 10, 1999; and the remaining 100,000 options are to vest on the earlier to occur of (i) November 4, 2000 or (ii) the date on which the Company's stock price equals or exceeds $20.00 per share for 20 consecutive trading days.

          On June 7, 1999, Squire entered into an Amended and Restated Employment Agreement with Mr. Greenberg to serve as Chairman of the Board of the Company. The Amended and Restated Employment Agreement will terminate on November 2, 2001 and provides that Mr. Greenberg will receive a base salary of $754,000 and is eligible to receive annual bonuses as determined by the Compensation Committee of the Board of Directors. The term of the Amended and Restated Employment Agreement will be automatically extended until November 3, 2002, unless Mr. Greenberg shall have sold 195,000 or more shares of Common Stock of the Company (a "Sale") prior to November 2, 2001. The term may also be extended to November 3, 2002 upon 90 days written notice by Squire to Mr. Greenberg prior to the expiration of the term. In addition, the Amended and Restated Employment Agreement provides that Squire will retain Mr. Greenberg as a consultant for the two-year period following termination of the Amended and Restated Employment Agreement (other than in the case of termination for Due Cause, as defined therein). Under this consulting agreement, Mr. Greenberg would be entitled to receive consulting fees of (i) $75,000 per month or (ii) the compensation rate per month in effect at the end of the term of the Amended and Restated Employment Agreement if it shall have been amended prior to effective time of the consulting agreement. Pursuant to this consulting agreement, Squire has also agreed to (i) provide Mr. Greenberg and his dependents medical insurance until his death, (ii) continue the payment of premiums on Mr. Greenberg's life insurance policy until his death, (iii) continue the payment of premiums on Mr. Greenberg's split-dollar insurance policy until the payment of the twentieth annual premium and (iv) certain registration rights regarding shares of Common Stock of the Company.

          Squire is a party to an Employment Agreement with Ms. Bokman, Chief Financial Officer, Vice President, Secretary and Treasurer of the Company. On September 10, 1999, the Employment Agreement was amended to extend the termination date to November 3, 2001 and to provide that Ms. Bokman would receive an annual base salary of $335,000 during the fiscal year ending November 4, 2000 and $350,000 during the remainder of the term and to provide that Squire would provide Ms. Bokman with disability insurance with a monthly disability benefit of $15,000. Under the terms of her Employment Agreement, Ms. Bokman will be eligible to receive annual bonuses as determined by the Compensation Committee of the Board of Directors. See "Executive Compensation" above.

          All of the above Employment Agreements provide for participation in all employee benefit plans and programs offered by the Company to employees of comparable seniority, including any bonus plan. The Employment Agreements provide that if the employee dies, becomes disabled (i.e., unable to perform his or her normal duties for a cumulative period of six months in any consecutive 12-month period), or is terminated by Squire for "due cause," Squire will pay to such employee or the employee's legal representative the base salary (and, in the case of Mr. Greenberg, the unpaid portion of the extension bonus) and, except in the case of termination for due cause, to the extent approved by the Compensation Committee of the Board of Directors, bonus amounts, in all cases, accrued and unpaid to the date of such death, disability or termination. If Squire terminates the employee's employment without due cause, it will be required to pay salary and bonuses until the earlier to occur of the expiration date of the Employment Agreement or the death of the employee. Pursuant to certain of the Employment Agreements, the executives have agreed that they will not compete with the Company so long as they are employed by Squire and for a period ranging from six months to three years thereafter, depending upon the circumstances.

          Effective October 1, 1997, in connection with the acquisition of Miss Erika, Miss Erika entered into Employment Agreements with Mr. Stuart Bregman (Chief Executive Officer of Miss Erika) and Mr. Howard Zwilling (President of Miss Erika), providing for base salaries of $425,000 and $425,000, respectively, per annum subject to increase if certain earnings targets are achieved for any fiscal year during the term of the Employment Agreements. The Employment Agreements terminate on October 31, 2001. In addition, the Employment Agreements provide for the participation of Messrs. Bregman and Zwilling in the Miss Erika Bonus Plan (as defined below) in effect during the term of the Employment Agreements. As provided in the Employment Agreements, the Company has granted to each of Messrs. Bregman and Zwilling currently exercisable options to purchase 50,000 shares of Common Stock of the Company at an exercise price of $5.44 per share, which was the fair market value of the Common Stock on the date of grant and 140,000 shares of Common Stock of the Company at an exercise price of $3.63 per share, which was the fair market value of the Common Stock on the date of grant. In accordance with the terms of their Employment Agreements, during the fiscal year ended November 6, 1999, Miss Erika paid to each of Messrs. Bregman and Zwilling a salary of $473,433. In accordance with the terms of their Employment Agreements, based upon earnings attained by Miss Erika for the fiscal year ended November 6, 1999, each of Messrs. Bregman and Zwilling will receive a salary of approximately $504,500 in the fiscal year ending November 4, 2000.

          The Employment Agreements of Messrs. Bregman and Zwilling provide for participation in all employee benefit plans and programs offered by the Company to employees of comparable seniority. The Employment Agreements provide that if the employee dies, becomes disabled (i.e., unable to perform his normal duties for a cumulative period of six months in any consecutive 12-month period), or is terminated by Miss Erika for "due cause," Miss Erika will pay to such employee or the employee's legal representative the base salary and, except in the case of termination for due cause, to the extent approved by the Compensation Committee of the Board of Directors, bonus amounts, in all cases, accrued and unpaid to the date of such death or disability. If Miss Erika terminates the employee's employment without due cause, it will be required to pay salary and bonuses during the period ending one year following the end of the then current term of the Employment Agreement. Pursuant to the Employment Agreements, each of Messrs. Bregman and Zwilling has agreed that he will not compete with the Company so long as he is employed by Miss Erika and for a period ranging from one year to one year plus the unexpired term of the Employment Agreement, depending upon the circumstances.

          Miss Erika maintains a senior executive bonus plan (the "Miss Erika Bonus Plan") for Messrs. Bregman, Zwilling and three officers of Miss Erika. The Miss Erika Bonus Plan provides for the establishment of an annual cash bonus pool in the event that certain annual earnings targets have been attained by Miss Erika. In addition, the Miss Erika Bonus Plan provides for the establishment of an annual option pool of options to purchase an aggregate of 28,000 shares of Common Stock for each $500,000 earned by Miss Erika in excess of $6.0 million of EBITDA (as defined in the Miss Erika purchase agreement). Each participant in the Miss Erika Bonus Plan is allocated a percentage of the bonus pool and option pool pursuant to that participant's Employment Agreement. During the fiscal year ended November 6, 1999, Messrs. Bregman and Zwilling were allocated a cash bonus of $751,309 and $751,309, respectively, and currently exercisable stock options to purchase an aggregate of 180,000 and 180,000 shares of Common Stock, respectively, at an exercise price per share of $7.63, the fair market value on the date of grant.

          In June 1998, in connection with the acquisition of Jeri-Jo, Jeri-Jo entered into Employment Agreements with Susan Schneider and Leslie Schneider, each to serve as Co-Chief Executive Officer and Co-President, and Scott Schneider to serve as Executive Vice President of Jeri-Jo, and providing for base salaries of $400,000, $400,000 and $250,000, respectively, per annum. The Employment Agreements will terminate in June 2000. As provided in the Employment Agreements, the Company granted to these executives ten-year options to purchase an aggregate of 546,429 shares of Common Stock at an exercise price equal to $6.38 per share. These options are currently exercisable. The Employment Agreements also include an option bonus plan for senior executives of Jeri-Jo (the "Jeri-Jo Bonus Plan") which provides for the grant of options to purchase an aggregate of 50,000 shares of Common Stock in the event that EBITDA (as defined in the Jeri-Jo purchase agreement) attained by Jeri-Jo in either of the twelve-month periods ended June 30, 1999 and June 30, 2000 is equal to or in excess of $17.0 million and an aggregate of 30,000 shares of Common Stock for each $1.0 million of EBITDA in excess of $17.0 million attained by Jeri-Jo in either of the twelve-month periods ended June 30, 1999 or June 30, 2000. During the 12 month period ended June 30, 1999, Susan Schneider, L. Schneider and Scott Schneider were granted currently exercisable stock options under the Jeri-Jo Bonus Plan to purchase an aggregate of 176,000, 176,000 and 88,000 shares of Common Stock, respectively, at an exercise price per share of $9.00, the fair market value on the date of grant. The Company also granted stock options to Susan Schneider, L. Schneider and Scott Schneider to purchase 80,000, 80,000 and 40,000 shares of Common Stock, respectively, at an exercise price per share of $5.50, the fair market value of the Common Stock on the date of grant. These options will become exercisable on June 18, 2001.


         The Jeri-Jo Employment Agreements provide for participation in all employee benefit plans and programs offered by the Company to employees of comparable seniority. The Employment Agreements also provide that if the employee dies, becomes disabled (i.e., unable to perform his or her normal duties for a cumulative period of six months in any consecutive 12-month period), or is terminated by Jeri-Jo for "due cause," Jeri-Jo will pay to such employee or the employee's legal representative the base salary and, except in the case of termination for due cause, a pro rata bonus amount and bonus options. If Jeri-Jo terminates the employee's employment without due cause, it will be required to continue to pay salary until the expiration date of the Employment Agreement. Pursuant to the Employment Agreements, each executive agrees that she or he will not compete with the Company so long as she or he is employed by Jeri-Jo and for a period of two years thereafter.

Compensation Committee Interlocks
and Insider Participation
---------------------------------

          The Compensation Committee of the Board of Directors consisted of Bradley P. Cost, Ben Mayo and Robert C. Siegel during the fiscal year ended November 6, 1999. Each of the current members of the Compensation Committee is an independent director of the Company.

Section 16(a) Reporting Requirements
------------------------------------

          Under Section 16(a) of the Securities Exchange Act of 1934, directors and executive officers of the Company, and persons who own more than ten percent of the Company's Common Stock, are required to file reports concerning their beneficial ownership of securities of the Company with the Securities and Exchange Commission (the "Commission"). Directors, executive officers and greater than ten percent stockholders are required by regulations of the Commission to furnish the Company with copies of all Section 16(a) reports they file.

          The Company believes that for the period ending November 6, 1999, its directors, executive officers and greater than ten percent stockholders complied with all Section 16(a) filing requirements.

Certain Relationships and Related Transactions
----------------------------------------------

          The Company made loans, as of November 5, 1993, in the principal amount of $920,000 to Mr. Greenberg and certain other former executive officers of the Company (each a "Management Investor"). Each loan is evidenced by a limited recourse promissory note with interest accruing at the rate of 5.84% per annum and a maturity date of November 5, 2003. Recourse on the promissory notes is limited to a pledge to the Company of each Management Investor's Common Stock. Each of the promissory notes provides that in the event of any sale or other transfer of shares of Common Stock by any of the Management Investors, such person is required to repay his note in an amount equal to the principal amount owing under the note on March 27, 1995 multiplied by a fraction, the numerator of which is the number of shares of Common Stock which are being sold or transferred, and the denominator of which is the number of shares owned by such Management Investor on March 27, 1995. At February 1, 2000, the outstanding principal amount of the promissory note of Mr. Greenberg totaled $887,700 and was secured by pledge of 250,000 shares of Common Stock.

Performance Graph
-----------------

          The following performance graph compares the cumulative total stockholder return on the Common Stock to the NASDAQ Stock Market-US Index and to the S&P Textiles (Apparel) Index (referred to in the Company's Proxy Statement for fiscal 1995 as the S&P Textile Index and for fiscal 1994 as the S&P Textile and Apparel Index) since March 1, 1994, the date the Common Stock began to be publicly traded. The graph assumes that $100 was invested in the Common Stock and each Index on March 1, 1994 and that all dividends were reinvested.


Research Data Group                                       Total Return Worksheet


                                                             Begin:     10/31/94
                                                     Period End:     10/31/99
MCNAUGHTON APPAREL GROUP INC                                   End:     10/31/99

                                   Beginning
          Transaction     Closing   No. Of     Dividend   Dividend    Shares      Ending   Cum. Tot.
 Date*        Type        Price**   Shares***  per Share    Paid    Reinvested    Shares   Return
 -----        ----        -------   ---------  ---------    ----    ----------    ------   ------
31-Oct-94    Begin         18.250     5.48                                       5.479     100.00
31-Jan-95 QuarterEnd       15.875     5.48                                       5.479      86.99
28-Apr-95 QuarterEnd       17.250     5.48                                       5.479      94.52
31-Jul-95 QuarterEnd       18.000     5.48                                       5.479      98.63
31-Oct-95 QuarterEnd       19.750     5.48                                       5.479     108.22
31-Jan-96 QuarterEnd        7.250     5.48                                       5.479      39.73
30-Apr-96 QuarterEnd        9.750     5.48                                       5.479      53.42
31-Jul-96 QuarterEnd        6.750     5.48                                       5.479      36.99
31-Oct-96 QuarterEnd        7.875     5.48                                       5.479      43.15
31-Jan-97 QuarterEnd        6.000     5.48                                       5.479      32.88
30-Apr-97 QuarterEnd        5.500     5.48                                       5.479      30.14
31-Jul-97 QuarterEnd        5.375     5.48                                       5.479      29.45
31-Oct-97 QuarterEnd        6.125     5.48                                       5.479      33.56
30-Jan-98 QuarterEnd        5.625     5.48                                       5.479      30.82
30-Apr-98 QuarterEnd        6.375     5.48                                       5.479      34.93
31-Jul-98 QuarterEnd        7.125     5.48                                       5.479      39.04
30-Oct-98 QuarterEnd        3.625     5.48                                       5.479      19.86
29-Jan-99 QuarterEnd        4.750     5.48                                       5.479      26.03
30-Apr-99 QuarterEnd        5.875     5.48                                       5.479      32.19
30-Jul-99 QuarterEnd        9.000     5.48                                       5.479      49.32
29-Oct-99 QuarterEnd        8.625     5.48                                       5.479      47.26


*    Specified ending dates or ex-dividends dates.
** All Closing Prices and Dividends are adjusted for stock splits and stock dividends.
***  'Begin Shares' based on $100 investment.

Report of the Compensation Committee
------------------------------------

          The Compensation Committee of the Board of Directors determines the compensation arrangements for executive officers of the Company. The Company's compensation program for its executives aims to attract and retain individuals of superior ability and managerial talent, reward individual initiative and performance and link pay with the interests of the Company's stockholders by providing executives with incentives which reward achievement that contributes to the growth and profitability of the Company.

          Salaries.  Salaries of the Company's executive officers are intended
          ---------
to be generally consistent with executives at comparable apparel companies. In determining salaries, the Compensation Committee has considered a report prepared by a nationally recognized consulting firm and has analyzed prevailing compensation levels among the Company's competitors. Factors considered in determining salaries are individual performance, experience, level of responsibility and contributions to the success of the Company. The base salaries for Peter Boneparth, Sanford Greenberg and each of the executive officers are determined pursuant to the terms of their Employment Agreements, which were based on the foregoing considerations.

          Bonuses.  Bonuses for Mr. Boneparth, Mr. Greenberg and each of the
          --------
Company's other executive officers are based upon the Company's performance and achievement by executives of individual objectives, as evaluated by the Compensation Committee. Bonuses were awarded to Mr. Boneparth, Mr. Greenberg and Ms. Bokman for the fiscal year ended November 6, 1999 in the amounts of $150,000, $150,000 and $50,000, respectively. In addition, pursuant to his Employment Agreement with Miss Erika, the Company awarded a bonus of $751,309 to Stuart Bregman for the fiscal year ended November 6, 1999. See "Employment Agreements" above.

          On October 19, 1999, the Compensation Committee adopted the Company's Incentive Bonus Plan for Senior Officers. Pursuant to the Incentive Bonus Plan for Senior Officers, for any fiscal year beginning with the year ending November 4, 2000, senior officers of the Company, selected by the Compensation Committee, may receive bonuses based on the achievement of consolidated pre-tax income targets for such fiscal year established by the Compensation Committee at the beginning of such fiscal year. Mr. Boneparth and Ms. Bokman are the only officers of the Company eligible to receive bonuses under this Plan for the 2000 fiscal year.

          Stock Options.  The Company periodically grants stock options to its
          --------------
executive officers and other key employees which are intended to provide the Company's executives and other key employees with a significant incentive to work to maximize stockholder value. The number of options granted are based upon the executive's level of responsibility, Company performance and individual performance. Generally, options are granted with an exercise price of 100% of the fair market value of the Common Stock on the date of grant and have a ten year term. The Compensation Committee believes that by providing its executives and key employees who have substantial responsibility for the management and growth of the Company with an opportunity to profit from increases in the value of the Common Stock, the interests of the Company's stockholders and executives will be most closely aligned.

          During the fiscal year ended November 6, 1999, the Company granted Mr. Boneparth, Mr. Greenberg and Ms. Bokman an aggregate of 100,000, 60,000 and 15,000 options, respectively, at an exercise price of $5.50, $5.50 and $8.688, respectively, per share. These options will become exerciseable in equal amounts over a three-year period after the date of grant. In addition, during the fiscal year ended November 6, 1999, pursuant to his Employment Agreement with Miss Erika, the Company granted Mr. Bregman 180,000 currently exercisable options at an exercise price per share of $7.63, the fair market value of the Common Stock on the date of grant.

          Other Compensation.  The Company has entered into a split-dollar
          -------------------
insurance arrangement with Mr. Greenberg, pursuant to which the Company will pay the premium costs of a life insurance policy that pays death benefits of $1,915,000 upon the death of Mr. Greenberg. Upon surrender of the policy or payment of the death benefit thereunder, the Company is entitled to repayment of an amount equal to the aggregate premiums paid by the Company, with all remaining policy benefits to be paid to Mr. Greenberg's beneficiaries.

          Compliance with Internal Revenue Code Section 162(m).  Section 162(m)
          -----------------------------------------------------
of the Internal Revenue Code of 1986, as amended (the "Code"), generally disallows a tax deduction to publicly held companies for compensation exceeding $1,000,000 paid to each of the Company's Chief Executive Officer and four other most highly compensated executive officers. Certain performance-based compensation is not subject to the deduction limit if certain requirements are met. The Company does not expect this deduction limitation to have a material effect on its operations or financial condition.

                                       THE COMPENSATION COMMITTEE OF THE
                                       BOARD OF DIRECTORS

                                       Bradley P. Cost
                                       Ben Mayo
                                       Robert C. Siegel

                      II.  APPROVAL OF AN AMENDMENT TO THE
                         MCNAUGHTON APPAREL GROUP INC.
                         1998 LONG TERM INCENTIVE PLAN

          On January 7, 2000, the Board of Directors unanimously approved an amendment to the McNaughton Apparel Group Inc. 1998 Long Term Incentive Plan (the "Plan") increasing from 300,000 to 700,000 the number of shares of Common Stock available for options under the Plan. Such amendment was effected by deleting the first two sentences of Section 4(a)(1) of the Plan and substituting in place thereof the following sentences:

          "The number of Common Shares available for granting Awards under the Plan shall be 700,000, any or all of which may be or may be based on Common Stock, any other security which becomes the subject of Awards, or any combination thereof. 700,000 shares of Common Stock shall be reserved for Awards hereunder."

          The following discussion of the material features of the Plan is qualified by reference to the Plan, a copy of which has been filed with the Securities and Exchange Commission. Stockholders of the Company will be provided with a copy of the Plan upon written request to the Company.

          Shares Subject to the Plan. Under the Plan, as amended, 700,000 shares of Common Stock will be available for issuance of awards. Shares distributed under the Plan may be either newly issued shares or treasury shares. If any shares subject to the Plan are forfeited or the award is settled in cash or otherwise terminates without a distribution of shares, the shares subject to such award will again be available for awards under the Plan. Thus, for example, if an award is voluntarily surrendered in exchange for a new award, the shares that were subject to the surrendered award would be available for the new award (or other awards) under the Plan. The maximum number of awards which may be granted to any participant under the Plan in any one year period shall not exceed 150,000 shares of Common Stock.

          The Plan provides that, in the event of changes in the corporate structure affecting the Common Stock, the Committee may adjust (i) the number and kind of shares which may be issued in connection with awards, (ii) the number and kind of shares issued or issuable in respect of outstanding awards and (iii) the exercise price, grant price or purchase price relating to any award. The Committee may also adjust performance conditions and other terms of awards in response to these kinds of events or to changes in applicable laws, regulations or accounting principles. The Plan provides that, in connection with (i) any merger or consolidation in which the Company is not the surviving corporation, (ii) any sale or transfer by the Company of all or substantially all its assets or (iii) any tender offer or exchange offer for or the acquisition, directly or indirectly, by any person or group of all or a majority of the then outstanding voting securities of the Company, all outstanding options under the Plan will become exercisable in full on and after (i) 15 days prior to the effective date of such merger, consolidation, sale, transfer or acquisition or (ii) the date of commencement of such tender offer or exchange offer, as the case may be.

          Eligibility. Any employee of, and any officer or employee-director of, or consultant or other individual providing services to, the Company and its subsidiaries or affiliated companies is eligible to receive awards under the Plan. Directors of the Company who are not employees are eligible for grants of stock options under the Plan.

          Administration. The Plan will be administered by the Stock Option Committee (the "Committee") of the Board of Directors. Subject to the terms and conditions of the Plan, the Committee is authorized to designate participants who are employees, directors or consultants of the Company and its subsidiaries and affiliated companies, determine the type and number of awards to be granted, set terms and conditions of such awards, prescribe forms of award agreements, interpret the Plan, specify rules and regulations relating to the Plan, and make all other determinations which may be necessary or advisable for the administration of the Plan.

          Stock Options and SARs. The Committee is authorized to grant stock options, including both incentive stock options ("ISOs"), which can result in potentially favorable tax treatment to the participant, and non-qualified stock options, and also to grant SARs entitling the participant to receive the excess of the fair market value of a share on the date of exercise or other specified date over the grant price of the SAR. The exercise price per share of Common Stock subject to an option and the grant price of an SAR is determined by the Committee, provided that the exercise price may not be less than the fair market value of the Common Stock on the date of grant. The term of each such option or SAR, the times at which each such option or SAR shall be exercisable, and provisions requiring forfeiture of unexercised options at or following termination of employment, generally will be fixed by the Committee, except no ISO or SAR relating thereto will have a term exceeding ten (10) years. Options may be exercised by payment of the exercise price in cash, or in Common Stock, outstanding awards or other property (including notes or obligations to make payment on a deferred basis, such as through "cashless exercises") having a fair market value equal to the exercise price, as the Committee may determine from time to time. Methods of exercise and settlement and other terms of the SARs will be determined by the Committee.

          Restricted Stock. The Plan also authorizes the Committee to grant restricted stock. Restricted stock is an award of shares which may not be disposed of by participants and which may be forfeited in the event of certain terminations of employment prior to the end of a restriction period established by the Committee. Such an award would entitle the participant to all of the rights of a stockholder of the Company, including the right to vote the shares and the right to receive any dividends thereon, unless otherwise determined by the Committee.

          Performance Awards. The Plan also authorizes the Committee to grant to eligible employees performance awards. A performance award is an award which consists of a right (i) denominated or payable in cash, Common Stock, other securities or other property (including, without limitation, restricted securities), and (ii) which shall confer on the holder thereof rights valued as determined by the Committee and payable to, or exercisable by, the holder of the performance award upon the achievement of such performance goals during such performance periods as the Committee shall establish. Subject to the terms of the Plan and any applicable award agreement, performance goals to be achieved during any performance period, the length of any performance period, the amount of any performance award granted and the amount of any payment or transfer to be made pursuant to any performance award will be determined by the Committee and by the other terms and conditions of any performance award.

          Other Stock-Based Awards. In order to enable the Company to respond to business, economic and regulatory developments, and to trends in executive compensation practices, the Plan authorizes the Committee to grant awards that are denominated or payable in, valued in whole or in part by reference to, or otherwise based on or related to Common Stock. The Committee determines the terms and conditions of such awards, including consideration to be paid to exercise awards in the nature of purchase rights, the period during which awards will be outstanding, and forfeiture conditions and restrictions on awards.

          Other Terms of Awards. The flexible terms of the Plan will permit the Committee to impose performance conditions with respect to any award. Such conditions may require that an award be forfeited, in whole or in part, if performance objectives are not met, or require that the time of exercisability or settlement of an award be linked to achievement of performance conditions.

          No awards may be granted under the Plan after June 30, 2008.

          Awards may be settled in cash, stock, other awards or other property, at the discretion of the Committee. The Committee may condition the payment of an award on the withholding of taxes and may provide that a portion of the Common Stock or other property to be distributed will be withheld (or previously acquired Common Stock or other property surrendered by the participant) to satisfy withholding and other tax obligations. Awards granted under the Plan may not be pledged or otherwise encumbered and are not transferable except by will or by the laws of descent and distribution to a guardian or legal representative designated to exercise such person's rights and receive distributions under the Plan upon such person's death, or otherwise if permitted under Rule 16b-3 and by the Committee.

          Awards under the Plan are generally granted for no consideration other than services. The Committee may, however, grant awards alone or in addition to, in tandem with or in substitution for any other award under the Plan, other awards under other Company plans, or other rights to payment from the Company. Awards granted in addition to or in tandem with other awards may be granted either at the same time or at different times. If an award is granted in substitution for another award, the participant must surrender such other award in consideration for the grant of the new award.

          The Board of Directors may amend, modify or terminate the Plan at any time provided that, unless required by law, (i) the number of shares of Common Stock available under the Plan may not be amended without stockholder approval (subject to certain provisions relating to adjustment as discussed above) and
(ii) no amendment or termination of the Plan may, without a participant's consent, adversely affect any rights already accrued under the Plan by the participant. In addition, no amendment or modification shall, unless previously approved by the stockholders (where such approval is necessary to satisfy then applicable requirements of federal securities laws, the Internal Revenue Code (the "Code"), or rules of any stock exchange on which the Common Stock is listed) (i) in any manner affect the eligibility requirements of the Plan, (ii) increase the number of shares of Common Stock subject to any option, (iii) change the purchase price of the shares of Common Stock subject to any option, (iv) extend the period during which awards may be granted under the Plan or (v) materially increase the benefits to participants under the Plan.

          Unless earlier terminated by the Board of Directors, the Plan will terminate when no shares remain available for issuance and the Company has no further obligation with respect to any outstanding award.

          The Plan is not subject to any provisions of ERISA, nor is the Plan a qualified plan within the meaning of Section 401(a) of the Code.

          Federal Income Tax Implications of the Plan. The following description summarizes the material federal income tax consequences arising with respect to the issuance and exercise of awards granted under the Plan. The grant of an option or SAR (including a stock-based award in the nature of a purchase right) will create no tax consequences for the participant or the Company. A participant will not have taxable income upon exercising an ISO (except that the alternative minimum tax may apply) and the Company will receive no tax deduction at that time. Upon exercising an option other than an ISO (including a stock-based award in the nature of a purchase right), the participant must generally recognize ordinary income equal to the difference between the exercise price and fair market value of the freely transferable and nonforfeitable Common Stock acquired on the date of exercise, and upon exercising an SAR, the participant must generally recognize ordinary income equal to the cash or the fair market value of the freely transferable and nonforfeitable Common Stock received. In each case, the Company will be entitled to a tax deduction equal to the amount recognized as ordinary income by the participant.

          A participant's disposition of shares acquired upon the exercise of an option, SAR or other stock-based award in the nature of a purchase right generally will result in short-term or long-term capital gain or loss measured by the difference between the sale price and the participant's tax basis in such shares (or the exercise price of the option in the case of shares acquired by exercise of an ISO and held for the applicable ISO holding periods). Generally, there will be no tax consequences to the Company in connection with a disposition of shares acquired under an option or other award, except that the Company will be entitled to a tax deduction (and the participant will recognize ordinary taxable income) if shares acquired upon exercise of an ISO are disposed of before the applicable ISO holding periods have been satisfied.

          With respect to other awards granted under the Plan that may be settled either in cash or in Common Stock or other property that is either not restricted as to transferability or not subject to a substantial risk of forfeiture, the participant must generally recognize ordinary income equal to the cash or the fair market value of Common Stock or other property received, and the Company will be entitled to a tax deduction for the same amount. With respect to awards involving stock or other property that is restricted as to transferability and subject to a substantial risk of forfeiture, the participant must generally recognize ordinary income equal to the fair market value of the shares or other property received at the first time the shares or other property become transferable or not subject to a substantial risk of forfeiture, whichever occurs earlier. The Company will be entitled to a tax deduction in an amount equal to the ordinary income recognized by the participant. A participant may elect under Section 83(b) of the Code to be taxed at the time of receipt of shares or other property rather than upon lapse of restrictions on transferability or the substantial risk of forfeiture, but if the participant subsequently forfeits such shares or property he would not be entitled to any tax deduction, including as a capital loss, for the value of the shares or property on which he previously paid tax. Such election must be made and filed with the Internal Revenue Service within thirty days of the receipt of the shares or other property.

          The Committee may condition the payment of an award on the withholding of taxes and may provide that a portion of the Common Stock or other property to be distributed will be withheld (or previously acquired stock or other property surrendered by the participant) to satisfy withholding and other tax obligations.

          The foregoing summarizes the material federal income tax consequences arising with respect to the issuance and exercise of awards granted under the Plan. Different tax rules may apply with respect to participants who are subject to Section 16 of the Exchange Act when they acquire Common Stock (i) in a transaction deemed to be a nonexempt purchase under that statute or (ii) within six months of an exempt grant of a derivative security under the Plan. This summary does not address the effects of other federal taxes or taxes imposed under state, local or foreign tax laws.

          Stock options to purchase 300,000 shares of Common Stock are outstanding under the Plan. None of the stock options granted under the Plan have been exercised.

          On February 1, 2000, the Company had approximately 400 full-time employees. On February 1, 2000, the closing price per share of the Common Stock as reported on the Nasdaq Stock Market was $8.75.

          The following table sets forth information with respect to Awards granted under the Plan since its effective date (excluding, any options granted subject to approval of the foregoing amendment to the Plan).

                                                 Number of Shares        Average
                                                Covered by Options    Exercise Price
Name of Grantee                                      Granted            Per Share
---------------                                      -------            ---------
Peter Boneparth, Chief Executive                          --                 --
 Officer, President and Chief
 Operating Officer

Sanford Greenberg, Chairman of the                     60,000             $5.50
 Board

Stuart Bregman, Chief Executive                            --                --
 Officer of Miss Erika, Inc.

Amanda J. Bokman, Vice President,                          --                --
 Chief Financial Officer, Secretary
 and Treasurer

All current executive officers                         60,000             $5.50
 as a group

All current directors who are not                          --                --
 executive officers as a group

All employees, including all current                  300,000             $5.67
 officers who are not executive
 officers, as a group

          The Board of Directors believes that the future success of the Company depends upon attracting and retaining qualified management and employees. The amendment to the Plan will assist the Company in attracting and retaining persons of superior ability and inspiring their efforts on behalf of the Company. The Board of Directors believes that the amendment to the Plan is in the best interests of the Company.

          The Board of Directors recommends that the stockholders vote FOR adoption of the amendment to the Plan.

             III.  APPROVAL OF AN AMENDMENT TO THE CERTIFICATE OF
             INCORPORATION TO INCREASE THE AUTHORIZED COMMON STOCK

          On January 7, 2000, the Board of Directors approved an amendment to Article Fourth of the Certificate of Incorporation of the Company to increase the authorized number of shares of Common Stock from 20,000,000 shares to 30,000,000 shares.

          After taking into account the number of outstanding shares of Common Stock and the number of shares of Common Stock reserved for issuance (i) pursuant to the exercise of options granted and which may be granted under the Company's stock option plans, (ii) pursuant to purchases under the Company's 1994 Employee Stock Purchase Plan, and (iii) pursuant to earn-out payments payable during 2000 in connection with the Company's acquisitions of Miss Erika and Jeri-Jo, the Board of Directors believes that the Company has an insufficient number of shares of Common Stock available for future corporate transactions.

          The Company has no present plans, agreements or understandings for the issuance of any shares of Common Stock (other than as described above). If the proposed amendment is adopted, the additional shares of Common Stock to be authorized would thereafter be subject to issuance from time to time by the Board of Directors without stockholder approval, and without any preemptive purchase rights by the stockholders. The issuance of such authorized shares of Common Stock may have a dilutive effect on the equity interests of the Company's then existing stockholders.

          The overall effect of an issuance of additional shares of Common Stock and the existence of certain provisions contained in the Company's Certificate of Incorporation, By-laws and credit documentation may be to render more difficult the accomplishment of any attempted merger, takeover or other change in control affecting the Company and/or the removal of the Company's incumbent Board of Directors and management. However, the Board of Directors does not view the increase in Common Stock as an anti-takeover measure.

          The Board of Directors of the Company believes that the proposed increase in the number of authorized shares of Common Stock will be advantageous to the Company and its stockholders by making available such securities for various corporate purposes. The affirmative vote of the holders of a majority of the votes entitled to be cast at the Meeting and held by the holders of the issued and outstanding shares of Common Stock, voting as a single class, is required to adopt the proposed amendment increasing the number of authorized shares of Common Stock. If approved by the stockholders, the amendment will become effective upon the filing of the amendment with the Secretary of the State of the State of Delaware. The Board of Directors recommends that the stockholders vote FOR the adoption of such amendment. It is the intention of the persons named in the accompanying proxy to vote the shares represented thereby in favor of adoption unless otherwise instructed therein.

                        IV.  RATIFICATION OF SELECTION
                          OF INDEPENDENT ACCOUNTANTS

          The Board of Directors of the Company has selected Ernst & Young LLP to serve as independent auditors for the Company for the fiscal year ending November 4, 2000. The Board of Directors considers Ernst & Young LLP to be eminently qualified.

          Although it is not required to do so, the Board of Directors is submitting its selection of Ernst & Young LLP for ratification at the Meeting, in order to ascertain the views of stockholders regarding such selection. If the selection is not ratified, the Board of Directors will reconsider its selection.

          A representative of Ernst & Young LLP will be present at the Meeting, with the opportunity to make a statement if such representative desires to do so, and will be available to respond to appropriate questions.

          The Board of Directors recommends that stockholders vote FOR ratification of the selection of Ernst & Young LLP to serve as independent auditors for the Company for the fiscal year ending November 4, 2000.

                               V.  OTHER MATTERS

          The Board of Directors of the Company does not know of any other matters which may be brought before the Meeting. However, if any such other matters are properly presented for action, it is the intention of the persons named in the accompanying form of Proxy to vote the shares represented thereby in accordance with their judgement on such matters.

Miscellaneous
-------------

          If the accompanying form of Proxy is executed and returned, the shares of Common Stock represented thereby will be voted in accordance with the terms of the Proxy, unless the Proxy is revoked. If no directions are indicated in such Proxy, the shares represented thereby will be voted FOR the nominees proposed herein in the election of directors, FOR the approval of the proposed amendment to the Company's 1998 Long Term Incentive Plan, FOR the approval of the proposed amendment to the Company's Certificate of Incorporation and FOR ratification of the Board of Directors' selection of independent accountants for the Company. Any Proxy may be revoked at any time before it is exercised. The casting of a ballot at the Meeting by a stockholder who may therefore have given a Proxy or the subsequent delivery of a Proxy will have the effect of revoking the initial Proxy.

          All costs relating to the solicitation of Proxies will be borne by the Company. Proxies may be solicited by officers, directors and employees of the Company and its subsidiaries personally, by mail or by telephone, telecopier or telegraph, and the Company may pay brokers and other persons holding shares of stock in their names or those of their nominees for their reasonable expenses in sending soliciting material to their principals.

          It is important that Proxies be returned promptly. Stockholders who do not expect to attend the Meeting in person are urged to mark, sign and date the accompanying form of Proxy and mail it in the enclosed envelope, which requires no postage if mailed in the United States, so that their votes can be recorded.

Stockholder Proposals
---------------------

          Stockholder proposals intended to be presented at the Annual Meeting of Stockholders of the Company for the fiscal year ending November 4, 2000 must be received by the Company by October 18, 2000 in order to be considered for inclusion in the Company's Proxy Statement relating to such Meeting. In the event that a stockholder fails to notify the Company by January 1, 2001 of an intent to be present at the Annual Meeting of Stockholders of the Company for the fiscal year ending November 4, 2000 (to be held in March 2001) in order to present a proposal for a vote, the Company will have the right to exercise its discretionary authority to vote against the proposal, if presented, without including any information about the proposal in its proxy materials.

                                                 Amanda J. Bokman,
                                                 Secretary



New York, New York
February 18, 2000

                                                                      Appendix A

                         MCNAUGHTON APPAREL GROUP INC.
                         1998 LONG TERM INCENTIVE PLAN

          SECTION 1. Purpose. The purposes of this McNaughton Apparel Group Inc. 1998 Long Term Incentive Plan (the "Plan") are to encourage selected employees, officers, directors and consultants of, and other individuals providing services to, McNaughton Apparel Group Inc. (together with any successor thereto, the "Company") and its Affiliates (as defined below) to acquire a proprietary interest in the growth and performance of the Company, to generate an increased incentive to contribute to the Company's future success and prosperity thus enhancing the value of the Company for the benefit of its stockholders, and to enhance the ability of the Company and its Affiliates to attract and retain exceptionally qualified individuals upon whom, in large measure, the sustained progress, growth and profitability of the Company depend.

          SECTION 2. Definitions. As used in the Plan, the following terms shall have the meanings set forth below:

          "Affiliate" shall mean (i) any entity that, directly or through one or more intermediaries, is controlled by the Company and (ii) any entity in which the Company has a significant equity interest, as determined by the Committee.

          "Award" shall mean any Option, Stock Appreciation Right, Restricted Security, Performance Award, or Other Stock-Based Award granted under the Plan.

          "Award Agreement" shall mean any written agreement, contract or other instrument or document evidencing any Award granted under the Plan.

          "Board" shall mean the Board of Directors of the Company.

          "Cause", as used in connection with the termination of a Participant's employment, shall mean (i) with respect to any Participant employed under a written employment agreement with the Company or an Affiliate of the Company which agreement includes a definition of "cause," "cause" as defined in such agreement or, if such agreement contains no such definition, a material breach by the Participant of such agreement, or (ii) with respect to any other Participant, the failure to perform adequately in carrying out such Participant's employment responsibilities, including any directives from the Board, or engaging in such behavior in his personal or business life as to lead the Committee in its reasonable judgment to determine that it is in the best interests of the Company to terminate his employment.

          "Common Stock" shall mean the common stock of the Company, $.01 par value.

          "Code" shall mean the Internal Revenue Code of 1986, as amended from time to time, and the regulations promulgated thereunder.

          "Committee" shall mean the Stock Option Committee or any other committee of the Board designated by the Board to administer the Plan and composed of not less than two non-employee directors.

          "Common Shares" shall mean any or all, as applicable, of the Common Stock and such other securities or property as may become the subject of Awards, or become subject to Awards, pursuant to an adjustment made under Section 4(b) of the Plan and any other securities of the Company or any Affiliate or any successor that may be so designated by the Committee.

          "Employee" shall mean any employee of the Company or of any Affiliate.

          "Exchange Act" shall mean the Securities Exchange Act of 1934, as amended.

          "Fair Market Value" shall mean (A) with respect to any property other than the Common Shares, the fair market value of such property determined by such methods or procedures as shall be established from time to time by the Committee; and (B) with respect to the Common Shares, the last sale price regular way on the date of reference, or, in case no sale takes place on such date, the average of the high bid and low asked prices, in either case on the principal national securities exchange on which the Common Shares are listed or admitted to trading, or if the Common Shares are not listed or admitted to trading on any national securities exchange, the last sale price reported on the National Market System of the National Association of Securities Dealers Automated Quotation System ("NASDAQ") on such date, or the average of the closing high bid and low asked prices in the over-the-counter market reported on NASDAQ on such date, whichever is applicable, or if there are no such prices reported on NASDAQ on such date, as furnished to the Committee by any New York Stock Exchange member selected from time to time by the Committee for such purpose. If there is no bid or asked price reported on any such date, the Fair Market Value shall be determined by the Committee in accordance with the regulations promulgated under Section 2031 of the Code, or by any other appropriate method selected by the Committee.

          "Good Reason", as used in connection with the termination of a Participant's employment, shall mean (i) with respect to any Participant employed under a written employment agreement with the Company or an Affiliate of the Company, "good reason" as defined in such written agreement or, if such agreement contains no such definition, a material breach by the Company of such agreement, or (ii) with respect to any other Participant, a failure by the Company to pay such Participant any amount otherwise vested and due and a continuation of such failure for 30 business days following notice to the Company thereof.

          "Incentive Stock Option" shall mean an option granted under Section 6(a) of the Plan that is intended to meet the requirements of Section 422 of the Code or any successor provision thereto.

          "Non-Qualified Stock Option" shall mean an option granted under
Section 6(a) of the Plan that is not intended to be an Incentive Stock Option. Any stock option granted by the Committee which is not designated an Incentive Stock Option shall be deemed a Non-Qualified Stock Option.

          "Option" shall mean an Incentive Stock Option or a Non-Qualified Stock Option.

          "Other Stock-Based Award" shall mean any right granted under Section 6(e) of the Plan.

          "Participant" shall mean any individual granted an Award under the Plan.

          "Performance Award" shall mean any right granted under Section 6(d) of the Plan.

          "Person" shall mean any individual, corporation, partnership, association, joint-stock company, trust, unincorporated organization, or government or political subdivision thereof.

          "Released Securities" shall mean securities that were Restricted Securities but with respect to which all applicable restrictions have expired, lapsed or been waived in accordance with the terms of the Plan or the applicable Award Agreement.

          "Restricted Securities" shall mean any Common Shares granted under
Section 6(c) of the Plan, any right granted under Section 6(c) of the Plan that is denominated in Common Shares or any other Award under which issued and outstanding Common Shares are held subject to certain restrictions.

          "Rule 16a-1" and "Rule 16b-3" shall mean Rule 16a-1 and Rule 16b-3, respectively, promulgated by the Securities and Exchange Commission under the Exchange Act, or any successor rule or regulation thereto as in effect from time to time.

          "Stock Appreciation Right" shall mean any right granted under Section 6(b) of the Plan.

          SECTION 3. Administration. The Plan shall be administered by the Committee. Subject to the terms of the Plan and applicable law, and in addition to other express powers and authorizations conferred on the Committee by the Plan, the Committee shall have full power and authority to: (i) designate Participants; (ii) determine the type or types of Awards to be granted to an eligible Employee or other individual under the Plan; (iii) determine the number and classification of Common Shares to be covered by (or with respect to which payments, rights or other matters are to be calculated in connection with) Awards; (iv) determine the terms and conditions of any Award; (v) determine whether, to what extent, and under what circumstances Awards may be settled or exercised in cash, Common Shares, other securities, other Awards or other property, or canceled, forfeited or suspended, and the method or methods by which Awards may be settled, exercised, canceled, forfeited or suspended; (vi) determine requirements for the vesting of Awards or performance criteria to be achieved in order for Awards to vest; (vii) determine whether, to what extent and under what circumstances cash, Common Shares other securities, other Awards, other property and other amounts payable with respect to an Award under the Plan shall be deferred either automatically or at the election of the holder thereof or of the Committee; (viii) interpret and administer the Plan and any instrument or agreement relating to, or Award made under, the Plan; (ix) establish, amend, suspend or waive such rules and regulations and appoint such agents as it shall deem appropriate for the proper administration of the Plan; and (x) make any other determination and take any other action that the Committee deems necessary or desirable for the administration of the Plan. Unless otherwise expressly provided in the Plan, all designations, determinations, interpretations and other decisions under or with respect to the Plan or any Award shall be within the sole discretion of the Committee, may be made at any time and shall be final, conclusive and binding upon all Persons, including the Company, any Affiliate, any Participant, any holder or beneficiary of any Award, any stockholder and any Employee. Notwithstanding the foregoing, the maximum number of Awards which may be granted to any one Participant under this Plan in any one-year period shall not exceed 150,000 Common Shares, subject to the adjustments provided in Section 4(b) hereof and no Awards under this Plan shall be granted after June 30, 2008.

          SECTION 4.  Common Shares Available for Awards.

          (a)  Common Shares Available.  Subject to adjustment as provided in
Section 4(b):

          (i) Calculation of Number of Common Shares Available. The number of Common Shares available for granting Awards under the Plan shall be 700,000, any or all of which may be or may be based on Common Stock, any other security which becomes the subject of Awards, or any combination thereof. 700,000 shares of Common Stock shall be reserved for Awards hereunder. Further, if, after the effective date of the Plan, any Common Shares covered by an Award granted under the Plan or to which such an Award relates, are forfeited, or if an Award otherwise terminates or is canceled without the delivery of Shares or of other consideration, then the Common Shares covered by such Award or to which such Award relates, or the number of Common Shares otherwise counted against the aggregate number of Common Shares available under the Plan with respect to such Award, to the extent of any such forfeiture, termination or cancellation, shall again be, or shall become, available for granting Awards under the Plan.

          (ii) Accounting for Awards.  For purposes of this Section 4:

          (A) if an Award is denominated in or based upon Common Shares, the number of Common Shares covered by such Award or to which such Award relates shall be counted on the date of grant of such Award against the aggregate number of Common Shares available for granting Awards under the Plan and against the maximum number of Awards available to any Participant; and

          (B) Awards not denominated in Common Shares may be counted against the aggregate number of Common Shares available for granting Awards under the Plan and against the maximum number of Awards available to any Participant in such amount and at such time as the Committee shall determine under procedures adopted by the Committee consistent with the purposes of the Plan;

          provided, however, that Awards that operate in tandem with (whether granted simultaneously with or at a different time from), or that are substituted for, other Awards may be counted or not counted under procedures adopted by the Committee in order to avoid double counting. Any Common Shares that are delivered by the Company, and any Awards that are granted by, or become obligations of, the Company, through the assumption by the Company or an Affiliate of, or in substitution for, outstanding awards previously granted by an acquired company shall, in the case of Awards granted to Participants who are officers or directors of the

Company for purposes of Section 16 of the Exchange Act, be counted against the Common Shares available for granting Awards under the Plan.

          (iii) Sources of Common Shares Deliverable Under Awards. Any Common Shares delivered pursuant to an Award may consist, in whole or in part, of authorized and unissued Common Shares or of treasury Common Shares.

          (b) Adjustments. In the event that the Committee shall determine that any dividend or other distribution (whether in the form of cash, Common Shares, other securities or other property), recapitalization, stock split, reverse stock split, reorganization, merger, consolidation, split-up, spin-off, combination, repurchase or exchange of Common Shares or other securities of the Company, issuance of warrants or other rights to purchase Common Shares or other securities of the Company, or other similar corporate transaction or event affects the Common Shares such that an adjustment is determined by the Committee to be appropriate in order to prevent dilution or enlargement of the benefits or potential benefits intended to be made available under the Plan, then the Committee shall, in such manner as it may deem equitable, adjust any or all of
(i) the number and kind of Common Shares (or other securities or property) which thereafter may be made the subject of Awards, (ii) the number and kind of Common Shares (or other securities or property) subject to outstanding Awards, and
(iii) the grant or exercise price with respect to any Award or, if deemed appropriate, make provision for a cash payment to the holder of an outstanding Award; provided, however, that the number of Common Shares subject to any Award denominated in Common Shares shall always be a whole number.

          In connection with any merger or consolidation in which the Company is not the surviving corporation and which results in the holders of the outstanding voting securities of the Company (determined immediately prior to such merger or consolidation) owning less than a majority of the outstanding voting securities of the surviving corporation (determined immediately following such merger or consolidation), or any sale or transfer by the Company of all or substantially all its assets or any tender offer or exchange offer for or the acquisition, directly or indirectly, by any person or group of all or a majority of the then outstanding voting securities of the Company, all outstanding Options under the Plan shall become exercisable in full, notwithstanding any other provision of the Plan or of any outstanding options granted thereunder, on and after (i) the fifteenth day prior to the effective date of such merger, consolidation, sale, transfer or acquisition or (ii) the date of commencement of such tender offer or exchange offer, as the case may be. The provisions of the foregoing sentence shall apply to any outstanding Options which are Incentive Stock Options to the extent permitted by Section 422(d) of the Code and such outstanding Options in excess thereof shall, immediately upon the occurrence of the event described in clause (i) or (ii) of the foregoing sentence, be treated for all purposes of the Plan as Non-Qualified Stock Options and shall be immediately exercisable as such as provided in the foregoing sentence.

          SECTION 5. Eligibility. Any Employee, including any officer or employee-director of the Company or of any Affiliate, and any consultant of, or other individual providing services to, the Company or any Affiliate shall be eligible to be designated a Participant. A non-employee director shall be eligible to receive Non-Qualified Stock Options under the Plan.

          SECTION 6.  Awards.

          (a) Options. The Committee is hereby authorized to grant to eligible individuals options to purchase Common Shares (each, an "Option") which shall contain the following terms and conditions and with such additional terms and conditions, in either case not inconsistent with the provisions of the Plan, as the Committee shall determine:

          (i) Exercise Price. The purchase price per Common Share purchasable under an Option shall be determined by the Committee; provided, however, that such purchase price shall not be less than the Fair Market Value of a Common Share on the date of grant of such Option, or such other price as required under Subsection 6(a)(iv) hereof.

          (ii) Time and Method of Exercise. Subject to the terms of Section 6(a)(iii), the Committee shall determine the time or times at which an Option may be exercised in whole or in part, and the method or methods by which, and the form or forms (including, without limitation, cash, Common Shares, outstanding Awards, or other property, or any combination thereof, having a Fair Market Value on the exercise date equal to the relevant exercise price) in which, payment of the exercise price with respect thereto may be made or deemed to have been made.

          (iii) Exercisability Upon Death, Retirement and Termination of Employment. Subject to the condition that no Option may be exercised in whole or in part after the expiration of the Option period specified in the applicable Award Agreement (or in the absence of an Award Agreement, June 30, 2008):

          (A) Subject to the terms of paragraph (D) below, upon the death of a Participant while employed or within 3 months of retirement or disability as defined in paragraph (B) below, the person or persons to whom such Participant's rights with respect to any Option held by such Participant are transferred by will or the laws of descent and distribution may, prior to the expiration of the earlier of: (1) the outside exercise date determined by the Committee at the time of granting the Option, or (2) nine months after such Participant's death, purchase any or all of the Common Shares with respect to which such Participant was entitled to exercise such Option immediately prior to such Participant's death, and any Options not so exercisable will lapse on the date of such Participant's death;

          (B) Subject to the terms of paragraph (D) below, upon termination of a Participant's employment with the Company (x) as a result of retirement pursuant to a retirement plan of the Company or an Affiliate or disability (as determined by the Committee) of such Participant, (y) by the Company other than for Cause, or (z) by the Participant with Good Reason, such Participant may, prior to the expiration of the earlier of: (1) the outside exercise date determined by the Committee at the time of granting the Option, or (2) three months after the date of such termination or such later time as shall be prescribed by the Committee, purchase any or all of the Common Shares with respect to which such Participant was entitled to exercise any Options immediately prior to such termination, and any Options not so exercisable will lapse on such date of termination;

          (C) Subject to the terms of paragraph (D) below, upon termination of a Participant's employment with the Company under any circumstances not described in paragraphs (A) or (B) above, such Participant's Options shall be canceled to the extent not theretofore exercised;

          (D) Upon (i) the death of the Participant, or (ii) termination of the Participant's employment with the Company (x) by the Company other than for Cause (y) by the Participant with Good Reason or (z) as a result of retirement or disability as defined in paragraph (B) above, the Company shall have the right to cancel all of the Options such Participant was entitled to exercise at the time of such death or termination (subject to the terms of paragraphs (A) or (B) above) for a payment in cash equal to the excess, if any, of the Fair Market Value of one Common Share on the date of death or termination over the exercise price of such Option for one Common Share times the number of Common Shares subject to the Option and exercisable at the time of such death or termination; and

          (E) Upon expiration of the respective periods set forth in each of paragraphs (A) through (C) above, the Options of a Participant who has died or whose employment has been terminated shall be canceled to the extent not theretofore canceled or exercised.

          (F) For purposes of paragraphs (A) through (D) above, the period of service of an individual as a director or consultant of the Company or an Affiliate shall be deemed the period of employment.

          (iv) Incentive Stock Options. The following provisions shall apply only to Incentive Stock Options granted under the Plan:

          (A) No Incentive Stock Option shall be granted to any eligible Employee who, at the time such Option is granted, owns securities possessing more than ten percent (10%) of the total combined voting power of all classes of securities of the Company or of any Affiliate, except that such an Option may be granted to such an Employee if at the time the Option is granted the option price is at least one hundred ten percent (110%) of the Fair Market Value of the Common Shares (determined in accordance with Section 2) subject to the Option, and the Option by its terms is not exercisable after the expiration of five (5) years from the date the Option is granted; and

          (B) To the extent that the aggregate Fair Market Value of the Common Shares with respect to which Incentive Stock Options (without regard to this subsection) are exercisable for the first time by any individual during any calendar year (under all plans of the Company and its Affiliates) exceeds $100,000, such Options shall be treated as Non-Qualified Stock Options. This subsection shall be applied by taking Options into account in the order in which they were granted. If some but not all Options granted on any one day are subject to this subsection, then such Options shall be apportioned between Incentive Stock Option and Non-Qualified Stock Option treatment in such manner as the Committee shall determine. For purposes of this subsection, the Fair Market Value of any Common Shares shall be determined, in accordance with
Section 2, as of the date the Option with respect to such Common Shares is granted.

          (v) Other Terms and Conditions of Options. Notwithstanding any provision contained in the Plan to the contrary, during any period when any member of the Committee shall not be a "non-employee director" as defined in Rule 16b-3, then, the terms and conditions of Options granted under the Plan to any director or officer, as defined in Rule 16a-1, of the Company during such period unless, other terms and conditions are approved in advance by the Board, shall be as follows:

          (A) The price at which each Common Share subject to an option may be purchased shall, subject to any adjustments which may be made pursuant to
Section 4, in no event be less than the Fair Market Value of a Common Share on the date of grant, and provided further that in the event the option is intended to be an Incentive Stock Option and the optionee owns on the date of grant securities possessing more than ten percent (10%) of the total combined voting power of all classes of securities of the Company or of any Affiliate, the price per share shall not be less than one hundred ten percent (110%) of the Fair Market Value per Common Share on the date of grant.

          (B) The Option may be exercised to purchase Common Shares covered by the Option not sooner than six (6) months following the date of grant. The Option shall terminate and no Common Shares may be purchased thereunder more than ten (10) years after the date of grant, provided that if the Option is intended to be an Incentive Stock Option and the Optionee owns on the date of grant securities possessing more than ten percent (10%) of the total combined voting power of all classes of securities of the Company or of any Affiliate, the Option shall terminate and no Common Shares may be purchased thereunder more than five (5) years after the date of grant.

          (b) Stock Appreciation Rights. The Committee is hereby authorized to grant to eligible Employees "Stock Appreciation Rights." Each Stock Appreciation Right shall consist of a right to receive the excess of (i) the Fair Market Value of one Common Share on the date of exercise or, if the Committee shall so determine in the case of any such right other than one related to any Incentive Stock Option, at any time during a specified period before or after the date of exercise over (ii) the grant price of the right as specified by the Committee, which shall not be less than one hundred percent (100%) of the Fair Market Value of one Common Share on the date of grant of the Stock Appreciation Right (or, if the Committee so determines, in the case of any Stock Appreciation Right retroactively granted in tandem with or in substitution for another Award, on the date of grant of such other Award). Subject to the terms of the Plan and any applicable Award Agreement, the grant price, term, methods of exercise, methods of settlement, and any other terms and conditions of any Stock Appreciation Right granted under the Plan shall be as determined by the Committee. The Committee may impose such conditions or restrictions on the exercise of any Stock Appreciation Right as it may deem appropriate.

          (c)  Restricted Securities.

          (i) Issuance. The Committee is hereby authorized to grant to eligible Employees "Restricted Securities" which shall consist of the right to receive, by purchase or otherwise, Common Shares which are subject to such restrictions as the Committee may impose (including, without limitation, any limitation on the right to vote such Common Shares or the right to receive any dividend or other right or property), which restrictions may lapse separately or in combination at such time or times, in such installments or otherwise, as the Committee may deem appropriate.

          (ii) Registration. Restricted Securities granted under the Plan may be evidenced in such manner as the Committee may deem appropriate, including, without limitation, book-entry registration or issuance of a stock certificate or certificates. In the event any stock certificate is issued in respect of Restricted Securities granted under the Plan, such certificate shall be registered in the name of the Participant and shall bear an appropriate legend referring to the terms, conditions and restrictions applicable to such Restricted Securities.

          (iii) Forfeiture. Except as otherwise determined by the Committee, upon termination of a Participant's employment for any reason during the applicable restriction period, all of such Participant's Restricted Securities which had not become Released Securities by the date of termination of employment shall be forfeited and reacquired by the Company; provided, however, that the Committee may, when it finds that a waiver would be in the best interests of the Company, waive in whole or in part any or all remaining restrictions with respect to such Participant's Restricted Securities. Unrestricted Common Shares, evidenced in such manner as the Committee shall deem appropriate, shall be issued to the holder of Restricted Securities promptly after such Restricted Securities become Released Securities.

          (d) Performance Awards. The Committee is hereby authorized to grant to eligible Employees "Performance Awards." Each Performance Award shall consist of a right, (i) denominated or payable in cash, Common Shares, other securities or other property (including, without limitation, Restricted Securities), and
(ii) which shall confer on the holder thereof rights valued as determined by the Committee and payable to, or exercisable by, the holder of the Performance Award, in whole or in part, upon the achievement of such performance goals during such performance periods as the Committee shall establish. Subject to the terms of the Plan and any applicable Award Agreement, the performance goals to be achieved during any performance period, the length of any performance period, the amount of any Performance Award granted, the termination of a Participant's employment and the amount of any payment or transfer to be made pursuant to any Performance Award shall be determined by the Committee and by the other terms and conditions of any Performance Award. The Committee shall issue performance goals prior to the commencement of the performance period to which such performance goals pertain.

          (e) Other Stock-Based Awards. The Committee is hereby authorized to grant to eligible Employees "Other Stock Based Awards." Each Other Stock-Based Award shall consist of a right (i) which is other than an Award or right described in Section 6(a), (b), (c) or (d) above and (ii) which is denominated or payable in, valued in whole or in part by reference to, or otherwise based on or related to, Common Shares (including, without limitation, securities convertible into Common Shares) as are deemed by the Committee to be consistent with the purposes of the Plan; provided, however, that such right shall comply, to the extent deemed desirable by the Committee, with Rule 16b-3 and applicable law. Subject to the terms of the Plan and any applicable Award Agreement, the Committee shall determine the terms and conditions of Other Stock-Based Awards. Common Shares or other securities delivered pursuant to a purchase right granted under this Section 6(e) shall be purchased for such consideration, which may be paid by such method or methods and in such form or forms, including, without limitation, cash, Common Shares, other securities, other Awards, other property, or any combination thereof, as the Committee shall determine.

          (f) General.

          (i) No Cash Consideration for Awards. Awards may be granted for no cash consideration or for such minimal cash consideration as may be required by applicable law.

          (ii) Awards May Be Granted Separately or Together. Awards may, in the discretion of the Committee, be granted either alone or in addition to, in tandem with, or in substitution for any other Award, except that in no event shall an Incentive Stock Option be granted together with a Non-Qualified Stock Option in such a manner that the exercise of one Option affects the right to exercise the other.

          Awards granted in addition to or in tandem with other Awards may be granted either at the same time as or at a different time from the grant of such other Awards.

          (iii) Forms of Payment Under Awards. Subject to the terms of the Plan and of any applicable Award Agreement, payments or transfers to be made by the Company or an Affiliate upon the grant, exercise or payment of an Award may be made in such form or forms as the Committee shall determine, including, without limitation, cash, Common Shares, other securities, other Awards, or other property, or any combination thereof, and may be made in a single payment or transfer, in installments, or on a deferred basis, in each case in accordance with rules and procedures established by the Committee. Such rules and procedures may include, without limitation, provisions for the payment or crediting of reasonable interest on installment or deferred payments. In accordance with the above, the Committee may elect (i) to pay a Participant (or such Participant's permitted transferee) upon the exercise of an Option in whole or in part, in lieu of the exercise thereof and the delivery of Common Shares thereunder, an amount of cash equal to the excess, if any, of the Fair Market Value of one Common Share on the date of such exercise over the exercise price of such Option for one Common Share times the number of Common Shares subject to the Option or portion thereof so exercised or (ii) to settle other stock denominated Awards in cash.

          (iv)  Limits on Transfer of Awards.

          (A) No Award (other than Released Securities), and no right under any such Award, may be assigned, alienated, pledged, attached, sold or otherwise transferred or encumbered by a Participant otherwise than by will or by the laws of descent and distribution (or, in the case of Restricted Securities, to the Company) and any such purported assignment, alienation, pledge, attachment, sale or other transfer or encumbrance shall be void and unenforceable against the Company or any Affiliate.

          (B) Each Award, and each right under any Award, shall be exercisable during the Participant's lifetime only by the Participant or, if permissible under applicable law, by the Participant's guardian or legal representative.

          (v) Terms of Awards. The term of each Award shall be for such period as may be determined by the Committee; provided, however, that in no event shall the term of any Option exceed a period of ten years from the date of its grant.

          (vi) Rule 16b-3 Six-Month Limitations. To the extent required in order to maintain the exemption provided under Rule 16b-3 only, any equity security offered pursuant to the Plan must be held for at least six months after the date of grant, and with respect to any derivative security issued pursuant to the Plan, at least six months must elapse from the date of acquisition of such derivative security to the date of disposition of the derivative security (other than upon exercise or conversion) or its underlying equity security. Terms used in the preceding sentence shall, for the purposes of such sentence only, have the meanings, if any, assigned or attributed to them under Rule 16b-3.

          (vii) Common Share Certificates. All certificates for Common Shares delivered under the Plan pursuant to any Award or the exercise thereof shall be subject to such stop transfer orders and other restrictions as the Committee may deem advisable under the Plan or the rules, regulations, and other requirements of the Securities and Exchange Commission, any stock exchange upon which such Common Shares are then listed, and any applicable Federal or state securities laws, and the Committee may cause a legend or legends to be put on any such certificates to make appropriate reference to such restrictions.

          (viii) Delivery of Common Shares or Other Securities and Payment by Participant of Consideration. No Common Shares or other securities shall be delivered pursuant to any Award until payment in full of any amount required to be paid pursuant to the Plan or the applicable Award Agreement is received by the Company. Such payment may be made by such method or methods and in such form or forms as the Committee shall determine, including, without limitation, cash, Common Shares, other securities, other Awards or other property, or any combination thereof; provided that the combined value, as determined by the Committee, of all cash and cash equivalents and the Fair Market Value of any such Common Shares or other property so tendered to the Company, as of the date of such tender, is at least equal to the full amount required to be paid pursuant to the Plan or the applicable Award Agreement to the Company.

          SECTION 7. Amendments; Adjustments and Termination. Except to the extent prohibited by applicable law and unless otherwise expressly provided in an Award Agreement or in the Plan:

          (a) Amendments to the Plan. The Board may amend, alter, suspend, discontinue, or terminate the Plan without the consent of any stockholder, Participant, other holder or beneficiary of an Award, or other Person; provided, however, that, subject to the Company's rights to adjust Awards under Sections 7(c) and (d), any amendment, alteration, suspension, discontinuation, or termination that would impair the rights of any Participant, or any other holder or beneficiary of any Award theretofore granted, shall not to that extent be effective without the consent of such Participant, other holder or beneficiary of an Award, as the case may be; and provided further, however, that notwithstanding any other provision of the Plan or any Award Agreement, without the approval of the stockholders of the Company no such amendment, alteration, suspension, discontinuation, or termination shall be made that would:

          (i) increase the total number of Common Shares available for Awards under the Plan, except as provided in Section 4 hereof; or

          (ii) otherwise cause the Plan to cease to comply with any tax or regulatory requirement, including for these purposes any approval or other requirement which is or would be a prerequisite for exemptive relief from
Section 16(b) of the Exchange Act.

          (b) Amendments to Awards. The Committee may waive any conditions or rights under, amend any terms of, or alter, suspend, discontinue, cancel or terminate, any Award theretofore granted, prospectively or retroactively; provided, however, that, subject to the Company's rights to adjust Awards under Sections 7(c) and (d), any amendment, alteration, suspension, discontinuation, cancellation or termination that would impair the rights of any Participant or holder or beneficiary of any Award theretofore granted, shall not to that extent be effective without the consent of such Participant or holder or beneficiary of an Award, as the case may be.

          (c) Adjustment of Awards Upon Certain Acquisitions. In the event the Company or any Affiliate shall assume outstanding employee awards or the right or obligation to make future such awards in connection with the acquisition of another business or another corporation or business entity, the Committee may make such adjustments, not inconsistent with the terms of the Plan, in the terms of Awards as it shall deem appropriate in order to achieve reasonable comparability or other equitable relationship between the assumed awards and the Awards granted under the Plan as so adjusted.

          (d) Adjustments of Awards Upon the Occurrence of Certain Unusual or Non-recurring Events. The Committee is hereby authorized to make adjustments in the terms and conditions of, and the criteria included in, Awards in recognition of unusual or non-recurring events (including, without limitation, the events described in Section 4(b) hereof) affecting the Company, any Affiliate, or the financial statements of the Company or any Affiliate, or of changes in applicable laws, regulations, or accounting principles, whenever the Committee determines that such adjustments are appropriate in order to prevent dilution or enlargement of the benefits or potential benefits intended to be made available under the Plan.

          SECTION 8. General Provisions.

          (a) No Right to Awards. No Employee or other Person shall have any claim to be granted any Award under the Plan, and there is no obligation for uniformity of treatment of Employees, or holders or beneficiaries of Awards under the Plan. The terms and conditions of Awards need not be the same with respect to each recipient.

          (b) Delegation. Subject to the terms of the Plan and applicable law, the Committee may delegate to one or more officers or managers of the Company or any Affiliate, or to a committee of such officers or managers, the authority, subject to such terms and limitations as the Committee shall determine, to grant Awards to, or to cancel, modify, waive rights with respect to, alter, discontinue, suspend, or terminate Awards; provided, however, that, no such delegation shall be permitted with respect to Awards held by Employees who are officers or directors of the Company for purposes of Section 16 of the Exchange Act, or any successor section thereto or who are otherwise subject to such Section.

          (c) Correction of Defects, Omissions, and Inconsistencies. The Committee may correct any defect, supply any omission, or reconcile any inconsistency in the Plan or any Award in the manner and to the extent it shall deem desirable to carry the Plan into effect.

          (d) Withholding. The Company or any Affiliate shall be authorized to withhold from any Award granted, from any payment due or transfer made under any Award or under the Plan or from any compensation or other amount owing to a Participant the amount (in cash, Common Shares, other securities, other Awards, or other property) of withholding taxes due in respect of an Award, its exercise, or any payment or transfer under such Award or under the Plan and to take such other action as may be necessary in the opinion of the Company or Affiliate to satisfy all obligations for the payment of such taxes.

          (e) No Limit on Other Compensation Arrangements. Nothing contained in the Plan shall prevent the Company or any Affiliate from adopting or continuing in effect other or additional compensation arrangements, and such arrangements may be either generally applicable or applicable only in specific cases.

          (f) No Right to Employment. The grant of an Award shall not be construed as giving a Participant the right to be retained in the employ of the Company or any Affiliate. Further, the Company or an Affiliate may at any time dismiss a Participant from employment, free from any liability, or any claim under the Plan, unless otherwise expressly provided in the Plan or in any Award Agreement.

          (g) Governing Law. The validity, construction and effect of the Plan and any rules and regulations relating to the Plan shall be determined in accordance with the laws of the State of Delaware and applicable Federal law.

          (h) Severability. If any provision of the Plan or any Award is or becomes or is deemed to be invalid, illegal or unenforceable in any jurisdiction or as to any Person or Award under any law deemed applicable by the Committee, such provision shall be construed or deemed amended to conform to applicable laws, or if it cannot be construed or deemed amended without, in the determination of the Committee, materially altering the intent of the Plan or the Award, such provision shall be stricken as to such jurisdiction, Person or Award and the remainder of the Plan and any such Award shall remain in full force and effect.

          (i) No Trust or Fund Created. Neither the Plan nor any Award shall create or be construed to create a trust or separate fund of any kind or a fiduciary relationship between the Company or any Affiliate and a Participant or any other Person. To the extent that any Person acquires a right to receive payments from the Company or any Affiliate pursuant to an Award, such right shall be no greater than the right of any unsecured general creditor of the Company or any Affiliate.

          (j) No Fractional Common Shares. No fractional Common Shares shall be issued or delivered pursuant to the Plan or any Award, and the Committee shall determine whether cash, other securities, or other property shall be paid or transferred in lieu of any fractional Common Shares or whether such fractional Common Shares or any rights thereto shall be canceled, terminated, or otherwise eliminated.

          (k) Headings. Headings are given to the Sections and subsections of the Plan solely as a convenience to facilitate reference. Such headings shall not be deemed in any way material or relevant to the construction or interpretation of the Plan or any provision thereof.

          SECTION 9. Adoption, Approval and Effective Date of the Plan. The Plan shall be considered adopted and shall become effective on the date the Plan is approved by the Board; provided, however, that the Plan and any Awards granted under the Plan shall be void, if the stockholders of the Company shall not have approved the adoption of the Plan within twelve (12) months after the effective date, by a majority of votes cast thereon at a meeting of stockholders duly called and held for such purpose.

Proxy Card - Side #1:

                         MCNAUGHTON APPAREL GROUP INC.
            PROXY - Annual Meeting of Stockholders - March 13, 2000

     The undersigned, a stockholder of MCNAUGHTON APPAREL GROUP INC., does hereby appoint Sanford Greenberg and Peter Boneparth, or either of them, with full power of substitution, the undersigned's proxies, to appear and vote all shares of Common Stock which the undersigned is entitled to vote at the Annual Meeting of Stockholders to be held at the McNaughton Apparel Group Inc. Showroom at 1407 Broadway, 26th Floor, New York, New York on Monday, March 13, 2000 at 9:00 a.m., local time, or at any adjournment thereof, upon such matters as may properly come before the Meeting.

     THIS PROXY IS SOLICITED ON BEHALF OF THE BOARD OF DIRECTORS.

     The undersigned hereby instructs said proxies or their substitutes to vote as specified below on each of the following matters and in accordance with their best judgment on any other matters which may properly come before the Meeting.

1. Election of
   Directors        [ ] FOR all the nominees listed (except as marked to the
                        contrary below).

                    [ ] WITHHOLD AUTHORITY to vote for the nominees listed
                        below.

Sanford Greenberg, Peter Boneparth, Amanda J. Bokman, Stuart Bregman, Bradley P. Cost, Ben Mayo and Robert C. Siegel

(INSTRUCTIONS: To withhold authority to vote for any individual nominee, write that nominee's name on the space provided below.)


--------------------------------------------------------------------------------

2. Approval of an amendment to the McNaughton Apparel Group Inc. 1998 Long Term Incentive Plan.

       FOR                        AGAINST                       ABSTAIN
       [ ]                          [ ]                           [ ]

--------------------------------------------------------------------------------

3. Approval of an amendment to the Certificate of Incorporation of McNaughton Apparel Group Inc. to increase the authorized number of shares of Common Stock, $.01 par value, from 20,000,000 to 30,000,000.


       FOR                        AGAINST                       ABSTAIN
       [ ]                          [ ]                           [ ]

--------------------------------------------------------------------------------

4. Ratification of appointment of Ernst & Young LLP as independent auditors for the fiscal year ending November 4, 2000.


       FOR                        AGAINST                       ABSTAIN
       [ ]                          [ ]                           [ ]

The Board of Directors favors a vote "FOR" each item.

Proxy Card - Side #2:

THE SHARES REPRESENTED BY THIS PROXY WILL BE VOTED AS DIRECTED. IF NO DIRECTION IS INDICATED AS TO ANY OF THE ITEMS, THEY WILL BE VOTED IN FAVOR OF THE ITEM(S) FOR WHICH NO DIRECTION IS INDICATED.

                    IMPORTANT: Before returning this proxy, please sign your name or names on the line(s) below exactly as shown thereon. Executors, shareholders, trustees, guardians or corporate officers should indicate their full titles when signing. Where shares are registered in the name of joint tenants or trustees, such joint tenants or trustees should sign.


                    Dated: _______________________________________________, 2000


                    ____________________________________________________________
                    Name

                    _____________________________________________________ (L.S.)


                    _____________________________________________________ (L.S.)
                    Stockholder(s) Sign Here

PLEASE MARK, SIGN, DATE AND RETURN THIS PROXY CARD PROMPTLY USING THE ENCLOSED ENVELOPE.